Income Taxes	6 Months Ended
Jun. 27, 2021
Income Tax Disclosure [Abstract]
Income Taxes
8.	INCOME TAXES
The Company’s effective income tax rate is based on expected income, statutory rates and tax planning opportunities available in the various jurisdictions in which it operates. For interim financial reporting, the Company estimates the annual income tax rate based on projected taxable income for the full year and records a quarterly income tax provision or benefit in accordance with the anticipated annual rate. The Company refines the estimates of the year’s taxable income as new information becomes available, including actual year-to-date
financial results. This continual estimation process often results in a change to the expected effective income tax rate for the year. When this occurs, the Company adjusts the income tax provision during the quarter in which the change in estimate occurs so that the year-to-date
provision reflects the expected income tax rate. Significant judgment is required in determining the effective tax rate and in evaluating tax positions.

	For the thirteen weeks ended		For the the twenty-six weeks ended
	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020
Provision for income taxes	$5,790	$2,827	$10,556	$4,144
Effective tax rates	20.1%	18.4%	33.4%	19.3%
For the thirteen weeks ended June 27, 2021 and June 28, 2020, the Company’s effective tax rates of 20.1% and 18.4%, respectively differed from the 21% federal statutory rate primarily due to permanent differences.
For the
twenty-six
weeks ended June 27, 2021, the difference between the Company’s effective tax rate of 33.4% and the 21% federal statutory rate resulted primarily from the permanent difference related to the increase in the Simpson earnout liability recognized during the thirteen weeks ended March 28, 2021. For the twenty-six
weeks ended June 27, 2020, the difference between the Company’s effective tax rate of 19.3% and the 21% federal statutory rate resulted primarily from permanent differences.